UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013 (October 16, 2013)

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5008 Airport Road

Roanoke, Virginia 24012

(Address of Principal Executive Offices, including Zip Code)

(540) 362-4911

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Advance Auto Parts, Inc., a Delaware corporation (“Advance”), is filing this Current Report on Form 8-K/A (Amendment No. 1) as an amendment to the Current Report on Form 8-K filed by Advance on October 16, 2013 (the “Initial Form 8-K”), which disclosed the proposed acquisition by Advance of General Parts International, Inc., a North Carolina corporation (“GPII”), through a merger of GPII with and into a wholly-owned subsidiary of Advance. The information previously disclosed and reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A (Amendment No. 1). This Current Report on Form 8-K/A (Amendment No. 1) amends Item 9.01 of the Initial Form 8-K to file the financial information required by items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated interim financial statements of GPII as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1. The audited financial statements of GPII as of and for the years ended December 31, 2012 and December 31, 2011 and the report of KPMG LLP, independent registered public accounting firm, thereon, are filed herewith as Exhibit 99.3.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of October 5, 2013 and the unaudited pro forma condensed consolidated income statement for the year ended December 29, 2012 and the nine-months ended October 5, 2013 of Advance, reflecting the acquisition of GPII are filed herewith as Exhibit 99.4. Such unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of Advance and GPII.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.*

99.2	Unaudited condensed consolidated interim financial statements of General Parts International, Inc., as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and 2012.*

99.3	Audited financial statements of General Parts International, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.*

99.4	The unaudited pro forma condensed consolidated financial statements of Advance Auto Parts, Inc., reflecting the acquisition of General Parts International, Inc., as if it had occurred on January 1, 2012 for the income statement and October 5, 2013 for the balance sheet.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

Date: November 25, 2013	By:	/s/ Michael A. Norona
Michael A. Norona
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.*

99.2	Unaudited condensed interim financial statements of General Parts International, Inc., as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and 2012.*

99.3	Audited financial statements of General Parts International, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.*

99.4	The unaudited pro forma condensed consolidated financial statements of Advance Auto Parts, Inc., reflecting the acquisition of General Parts International, Inc., as if it had occurred on January 1, 2012 for the income statement and October 5, 2013 for the balance sheet.*

*	Filed herewith.